Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
October 28, 2024 8:00 AM ET	Director of Corporate Communications
Desk (703) 481-4599
Mobile (202) 468-3184

MainStreet Bancshares Inc. Reports Third Quarter Results

Increase in Core Deposits, a High Quality Loan Portfolio and Strong Capital

Fairfax, VA., October 28, 2024 —  MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported a loss of -$0.04 per common share for the third quarter of 2024 as it dealt decisively with a small number of nonperforming real estate loans.  Year-to-date 2024 earnings per common share are $0.60. The Company remains strongly capitalized.

“Our third quarter annualized net interest margin was impacted by $984,000 in accrued interest income that was reversed in relation to loans placed on nonaccrual status,” said Alex Vari, Chief Accountant for MainStreet Bank.  “This resulted in a quarterly net interest margin of 3.05% and a year-to-date net interest margin of 3.19%.”

The Company charged off $1.9 million of nonperforming loans during the quarter and allocated $1 million to provision expense to augment loan growth and ensure the Allowance for Credit Losses remains directionally consistent for the purposes of growth and quality.

In response to the bank’s credit quality, Chris Johnston, Chief Credit Officer for MainStreet Bank, expanded, “this quarter showed the underlying strength of a portfolio shaped by a rigorous credit culture. The total principal losses incurred year-to-date 2024 approximates just 0.1% of total loans.  Our lending team has demonstrated great resolve in addressing troubled loans, both by working with borrowers and by finding acceptable solutions minimizing the impact on shareholder value. With that, we expect the level of problem loans to improve from this point.”

Total deposits expanded to $1.9 billion.  The Bank continues to attract healthy amounts of core deposits, reaching $1.47 billion, or 78% of total deposits.

“The DC Metropolitan area is a vibrant market.  Our Business Bankers continue to perform, growing noninterest bearing core deposits by $33 million during the quarter,” noted Abdul Hersiburane, President of MainStreet Bank. “In an exercise of foresight, we structured noncore deposits with immediate rate repricing or callable options. We have now $233 million of our $423 million noncore deposits available to reprice as rates fall.”

In 2021, the Board and management decided to make an investment in technology that would best serve clients requiring Banking-as-a-Service (BaaS).  The Avenu BaaS solution officially launched just prior to the end of the third quarter of 2024.  The ability to digitally offer banking services in a safe and compliant manner allows the Company to reach new customer deposit segments, diversify revenue streams and generate additional income.  The BaaS market is currently underserved, and the opportunities for a well-developed solution are robust.  The Avenu business model is in-line with the Company’s physical branch-lite strategy.

“Avenu provides a full-stack embedded banking solution that connects our partners and their apps directly and seamlessly to our purpose-built Avenu core,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “With Version 1 of Avenu placed in-service, the team is focused on getting the first fintech to general release in early November, and another four fintechs to follow soon thereafter.  Just as with any business expansion opportunity, the expenses associated with launching Avenu will impact profitability until we reach break-even.  However, after that point Avenu’s ability to digitally scale can far surpass bricks and mortar growth and profitability.”

Avenu’s clients are fintechs, social media solutions, application developers, money movers, and entrepreneurs. They all have one thing in common: They are in search of a reliable partner to help innovate how money moves - solving real-world issues and helping communities thrive. MainStreet Bank is that reliable partner dedicated to providing a best-in-class solution to sustain long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023*	September 30, 2023
ASSETS
Cash and cash equivalents
Cash and due from banks	$40,955	$41,697	$49,208	$53,581	$44,912
Federal funds sold	191,159	49,762	75,533	60,932	76,271
Total cash and cash equivalents	232,114	91,459	124,741	114,513	121,183
Investment securities available for sale, at fair value	58,489	57,605	58,699	59,928	56,726
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	16,016	16,036	17,251	17,275	17,565
Restricted equity securities, at amortized cost	26,745	26,797	23,924	24,356	20,619
Loans, net of allowance for credit losses of $18,327, $17,098, $16,531, $16,506, and $15,626, respectively	1,775,558	1,778,840	1,727,110	1,705,137	1,681,444
Premises and equipment, net	13,571	13,787	14,081	13,944	14,275
Accrued interest and other receivables	11,077	11,916	10,727	12,390	11,184
Computer software, net of amortization	18,881	17,205	15,691	14,657	13,373
Bank owned life insurance	39,203	38,901	38,609	38,318	38,035
Other assets	32,945	41,200	39,182	34,914	47,087
Total Assets	$2,224,599	$2,093,746	$2,070,015	$2,035,432	$2,021,491
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$347,575	$314,636	$348,945	$364,606	$394,859
Interest bearing demand deposits	197,527	179,513	165,331	137,128	76,423
Savings and NOW deposits	61,893	60,867	46,036	45,878	46,550
Money market deposits	451,936	476,396	446,903	442,179	461,398
Time deposits	834,738	723,951	725,520	696,336	703,960
Total deposits	1,893,669	1,755,363	1,732,735	1,686,127	1,683,190
Federal funds purchased	—	—	—	15,000	—
Subordinated debt	72,940	72,841	72,741	72,642	72,543
Other liabilities	31,939	40,827	41,418	40,146	52,015
Total Liabilities	1,998,548	1,869,031	1,846,894	1,813,915	1,807,748
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,463	29,452	29,514	29,198	29,188
Capital surplus	67,083	66,392	65,940	65,985	65,407
Retained earnings	108,616	109,651	108,334	106,549	102,694
Accumulated other comprehensive loss	(6,374)	(8,043)	(7,930)	(7,478)	(10,809)
Total Stockholders’ Equity	226,051	224,715	223,121	221,517	213,743
Total Liabilities and Stockholders’ Equity	$2,224,599	$2,093,746	$2,070,015	$2,035,432	$2,021,491

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
INTEREST INCOME:
Interest and fees on loans	$93,852	$85,530	$31,615	$31,655	$30,582	$30,951	$29,822
Interest on investment securities
Taxable securities	1,262	1,384	397	430	435	451	459
Tax-exempt securities	832	797	294	268	270	268	268
Interest on federal funds sold	3,550	3,528	1,285	1,083	1,182	1,510	1,217
Total interest income	99,496	91,239	33,591	33,436	32,469	33,180	31,766
INTEREST EXPENSE:
Interest on interest bearing demand deposits	6,049	761	2,117	2,118	1,814	1,027	216
Interest on savings and NOW deposits	553	400	206	190	157	146	145
Interest on money market deposits	15,911	8,091	5,277	5,542	5,092	5,538	4,068
Interest on time deposits	27,361	18,719	9,543	9,010	8,808	8,187	7,516
Interest on federal funds purchased	575	274	277	191	107	25	35
Interest on Federal Home Loan Bank advances	46	1,105	—	—	46	118	186
Interest on subordinated debt	2,468	2,460	828	820	820	828	828
Total interest expense	52,963	31,810	18,248	17,871	16,844	15,869	12,994
Net interest income	46,533	59,429	15,343	15,565	15,625	17,311	18,772
Provision for (recovery of) credit losses	3,356	1,176	2,913	638	(195)	466	255
Net interest income after provision for (recovery of) credit losses	43,177	58,253	12,430	14,927	15,820	16,845	18,517
NON-INTEREST INCOME:
Deposit account service charges	1,516	1,639	557	490	469	510	514
Bank owned life insurance income	885	786	302	291	292	283	272
Net loss on securities called or matured	(48)	—	—	(48)	—	—	—
Other non-interest income (loss)	93	158	27	31	35	(34)	105
Total non-interest income	2,446	2,583	886	764	796	759	891
NON-INTEREST EXPENSES:
Salaries and employee benefits	22,222	21,139	7,250	7,484	7,488	7,129	6,924
Furniture and equipment expenses	2,806	1,983	931	940	935	804	713
Advertising and marketing	1,599	2,072	579	566	454	271	577
Occupancy expenses	1,257	1,287	407	415	435	397	375
Outside services	2,458	1,691	845	839	774	352	697
Administrative expenses	686	703	215	229	242	219	277
Other operating expenses	7,508	5,404	2,992	2,362	2,153	2,166	1,988
Total non-interest expenses	38,536	34,279	13,219	12,835	12,481	11,338	11,551
Income before income tax expense (benefit)	7,087	26,557	97	2,856	4,135	6,266	7,857
Income tax expense (benefit)	900	5,119	(168)	238	830	1,120	1,516
Net income	6,187	21,438	265	2,618	3,305	5,146	6,341
Preferred stock dividends	1,617	1,617	539	539	539	539	539
Net income (loss) available to common shareholders	$4,570	$19,821	$(274)	$2,079	$2,766	$4,607	$5,802
Earnings (loss) per common share, basic and diluted	$0.60	$2.64	$(0.04)	$0.27	$0.36	$0.61	$0.77
Weighted average number of common shares, basic and diluted	7,607,431	7,521,426	7,601,925	7,608,389	7,611,990	7,527,327	7,524,332

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2024		June 30, 2024		September 30, 2023		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$373,486	20.8%	$410,698	22.8%	$426,698	25.1%	-9.1%	-12.5%
Residential real estate loans	446,109	24.8%	449,700	25.0%	462,935	27.2%	-0.8%	-3.6%
Commercial real estate loans	871,280	48.4%	845,030	46.9%	734,615	43.1%	3.1%	18.6%
Commercial and industrial loans	106,249	5.9%	93,559	5.2%	73,855	4.3%	13.6%	43.9%
Consumer loans	1,977	0.1%	2,232	0.1%	4,598	0.3%	-11.4%	-57.0%
Total Gross Loans	$1,799,101	100.0%	$1,801,219	100.0%	$1,702,701	100.0%	-0.1%	5.7%
Less: Allowance for credit losses	(18,327)		(17,098)		(15,626)
Net deferred loan fees	(5,216)		(5,281)		(5,631)
Net Loans	$1,775,558		$1,778,840		$1,681,444
DEPOSITS:
Non-interest bearing deposits	$347,575	18.4%	$314,636	17.9%	$394,859	23.5%	10.5%	-12.0%
Interest-bearing deposits:
Demand deposits	197,527	10.4%	179,513	10.2%	76,423	4.5%	10.0%	158.5%
Savings and NOW deposits	61,893	3.3%	60,867	3.5%	46,550	2.8%	1.7%	33.0%
Money market deposits	451,936	23.9%	476,396	27.1%	461,398	27.4%	-5.1%	-2.1%
Certificates of deposit $250,000 or more	532,201	28.0%	473,827	27.0%	432,440	25.7%	12.3%	23.1%
Certificates of deposit less than $250,000	302,537	16.0%	250,124	14.3%	271,520	16.1%	21.0%	11.4%
Total Deposits	$1,893,669	100.0%	$1,755,363	100.0%	$1,683,190	100.0%	7.9%	12.5%
BORROWINGS:
Subordinated debt	72,940	100.0%	72,841	100.0%	72,543	100.0%	0.1%	0.5%
Total Borrowings	$72,940	100.0%	$72,841	100.0%	$72,543	100.0%	0.1%	0.5%
Total Deposits and Borrowings	$1,966,609		$1,828,204		$1,755,733		7.6%	12.0%

Core customer funding sources (1)	$1,471,350	74.8%	$1,376,991	75.3%	$1,144,513	65.2%	6.9%	28.6%
Brokered and listing service sources (2)	422,319	21.5%	378,372	20.7%	538,677	30.7%	11.6%	-21.6%
Subordinated debt (3)	72,940	3.7%	72,841	4.0%	72,543	4.1%	0.1%	0.5%
Total Funding Sources	$1,966,609	100.0%	$1,828,204	100.0%	$1,755,733	100.0%	7.6%	12.0%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $278.6 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of September 30, 2024.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2024			For the three months ended September 30, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,807,882	$31,615	6.94%	$1,665,474	$29,822	7.10%
Securities:
Taxable	54,523	397	2.89%	57,981	459	3.14%
Tax-exempt	35,881	372	4.11%	37,812	339	3.56%
Federal funds and interest-bearing deposits	104,459	1,285	4.88%	94,808	1,217	5.09%
Total interest-earning assets	$2,002,745	$33,669	6.67%	$1,856,075	$31,837	6.81%
Other assets	123,383			73,415
Total assets	$2,126,128			$1,929,490
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$173,996	$2,117	4.83%	$77,047	$216	1.11%
Savings and NOW deposits	61,259	206	1.33%	48,594	145	1.18%
Money market deposits	445,730	5,277	4.70%	413,710	4,068	3.90%
Time deposits	759,247	9,543	4.99%	700,405	7,516	4.26%
Total interest-bearing deposits	$1,440,232	$17,143	4.72%	$1,239,756	$11,945	3.82%
Federal funds purchased	19,001	277	5.78%	2,501	35	5.55%
FHLB advances	—	—	—	13,478	186	5.48%
Subordinated debt	72,901	828	4.51%	72,504	828	4.53%
Total interest-bearing liabilities	$1,532,134	$18,248	4.73%	$1,328,239	$12,994	3.88%
Demand deposits and other liabilities	368,349			388,004
Total liabilities	$1,900,483			$1,716,243
Stockholders’ Equity	225,645			213,247
Total Liabilities and Stockholders’ Equity	$2,126,128			$1,929,490
Interest Rate Spread			1.94%			2.93%
Net Interest Income		$15,421			$18,843
Net Interest Margin			3.05%			4.01%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2024			For the nine months ended September 30, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,773,050	$93,852	7.08%	$1,640,460	$85,530	6.97%
Securities:
Taxable	55,478	1,262	3.04%	60,640	1,384	3.05%
Tax-exempt	36,670	1,053	3.84%	37,876	1,009	3.56%
Federal funds and interest-bearing deposits	93,853	3,550	5.06%	99,004	3,528	4.76%
Total interest-earning assets	$1,959,051	$99,717	6.81%	$1,837,980	$91,451	6.65%
Other assets	125,808			71,452
Total assets	$2,084,859			$1,909,432
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$164,192	$6,049	4.93%	$78,018	$761	1.30%
Savings and NOW deposits	51,119	553	1.45%	50,382	400	1.06%
Money market deposit	447,668	15,911	4.75%	328,037	8,091	3.30%
Time deposits	728,459	27,361	5.02%	699,377	18,719	3.58%
Total interest-bearing deposits	$1,391,438	$49,874	4.79%	$1,155,814	$27,971	3.24%
Federal funds purchased	13,279	575	5.79%	6,878	274	5.33%
FHLB advances	1,095	46	5.62%	30,531	1,105	4.84%
Subordinated debt	72,802	2,468	4.53%	72,405	2,460	4.54%
Total interest-bearing liabilities	$1,478,614	$52,963	4.79%	$1,265,628	$31,810	3.36%
Demand deposits and other liabilities	382,591			436,157
Total liabilities	$1,861,205			$1,701,785
Stockholders’ Equity	223,654			207,647
Total Liabilities and Stockholders’ Equity	$2,084,859			$1,909,432
Interest Rate Spread			2.02%			3.30%
Net Interest Income		$46,754			$59,641
Net Interest Margin			3.19%			4.34%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except share and per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Per share Data and Shares Outstanding
Earnings (loss) per common share (basic and diluted)	$(0.04)	$0.77	$0.60	$2.64
Book value per common share	$26.15	$24.78	$26.15	$24.78
Tangible book value per common share(2)	$23.66	$23.00	$23.66	$23.00
Weighted average common shares (basic and diluted)	7,601,925	7,524,332	7,607,431	7,521,426
Common shares outstanding at end of period	7,602,783	7,524,887	7,602,783	7,524,887
Performance Ratios
Return on average assets (annualized)	0.05%	1.30%	0.40%	1.50%
Return on average equity (annualized)	0.47%	11.80%	3.70%	13.80%
Return on average common equity (annualized)	0.53%	12.38%	4.21%	14.73%
Yield on earning assets (FTE) (2) (annualized)	6.67%	6.81%	6.81%	6.65%
Cost of interest bearing liabilities (annualized)	4.73%	3.88%	4.79%	3.36%
Net interest spread (FTE)(2)	1.94%	2.93%	2.02%	3.30%
Net interest margin (FTE)(2) (annualized)	3.05%	4.01%	3.19%	4.34%
Non-interest income as a percentage of average assets (annualized)	0.17%	0.18%	0.16%	0.18%
Non-interest expense to average assets (annualized)	2.47%	2.38%	2.47%	2.39%
Efficiency ratio(3)	81.45%	58.74%	78.68%	54.94%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$17,098	$16,047	$16,506	$14,114
Add: recoveries	11	1	19	14
Less: charge-offs	(1,907)	(324)	(2,418)	(331)
Add: provision for (recovery of) credit losses - loans	3,125	(98)	4,220	934
Add: current expected credit losses, nonrecurring adoption	—	—	—	895
Ending balance, ACL - loans	$18,327	$15,626	$18,327	$15,626

Beginning balance, reserve for unfunded commitment (RUC)	$357	$1,199	$1,009	$—
Add: current expected credit losses, nonrecurring adoption	—	—	—	1,310
Add: provision for (recovery of) unfunded commitments, net	(212)	353	(864)	242
Ending balance, RUC	$145	$1,552	$145	$1,552
Total allowance for credit losses	$18,472	$17,178	$18,472	$17,178

Allowance for credit losses on loans to total gross loans	1.02%	0.92%	1.02%	0.92%
Allowance for credit losses to total gross loans	1.03%	1.01%	1.03%	1.01%
Allowance for credit losses on loans to non-performing loans	64.84%	48.08X	64.84%	48.08X
Net charge-offs (recoveries) to average gross loans (annualized)	0.42%	0.08%	0.18%	0.02%
Concentration Ratios
Commercial real estate loans to total capital (4)	360.26%	372.48%	360.26%	372.48%
Construction loans to total capital (5)	118.15%	138.79%	118.15%	138.79%
Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	0.61%	0.05%	0.61%	0.05%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	1.57%	0.02%	1.57%	0.02%
Other real estate owned	$—	$—	$—	$—
Non-performing loans	$28,264	$325	$28,264	$325
Non-performing assets to total assets	1.27%	0.02%	1.27%	0.02%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.96%	16.79%	16.96%	16.79%
Tier 1 risk-based capital ratio	15.97%	15.83%	15.97%	15.83%
Leverage ratio	13.98%	14.81%	13.98%	14.81%
Common equity tier 1 ratio	15.97%	15.83%	15.97%	15.83%
Other information
Closing stock price	$18.45	$20.54	$18.45	$20.54
Tangible equity / tangible assets (2)	9.39%	9.98%	9.39%	9.98%
Average tangible equity / average tangible assets (2)	9.86%	10.46%	10.02%	10.34%
Number of full time equivalent employees	201	185	201	185
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of September 30, 2024 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
Net interest margin (FTE)
Net interest income (GAAP)	$15,343	$18,772	$46,533	$59,429
FTE adjustment on tax-exempt securities	78	71	221	212
Net interest income (FTE) (non-GAAP)	15,421	18,843	46,754	59,641

Average interest earning assets	2,002,745	1,856,075	1,959,051	1,837,980
Net interest margin (GAAP)	3.04%	3.99%	3.18%	4.32%
Net interest margin (FTE) (non-GAAP)	3.05%	4.01%	3.19%	4.34%

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
Yield on earning assets (FTE)
Total interest income (GAAP)	$33,591	$31,766	$99,496	$91,239
FTE adjustment on tax-exempt securities	78	71	221	212
Total interest income (FTE) (non-GAAP)	33,669	31,837	99,717	91,451

Average interest earning assets	2,002,745	1,856,075	1,959,051	1,837,980
Yield on earning assets (GAAP)	6.65%	6.79%	6.79%	6.64%
Yield on earning assets (FTE) (non-GAAP)	6.67%	6.81%	6.81%	6.65%

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.65%	6.79%	6.79%	6.64%
Yield on earning assets (FTE) (non-GAAP)	6.67%	6.81%	6.81%	6.65%

Yield on interest-bearing liabilities (GAAP)	4.73%	3.88%	4.79%	3.36%
Net interest spread (GAAP)	1.92%	2.91%	2.00%	3.29%
Net interest spread (FTE) (non-GAAP)	1.94%	2.93%	2.02%	3.30%

	As of September 30,		As of September 30,
	2024	2023	2024	2023
Tangible common stockholders' equity
Total stockholders equity (GAAP)	$226,051	$213,743	$226,051	$213,743
Less: intangible assets	(18,881)	(13,373)	(18,881)	(13,373)
Tangible stockholders' equity (non-GAAP)	207,170	200,370	$207,170	200,370
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	179,907	173,107	179,907	173,107

Common shares outstanding	7,602,783	7,524,887	7,602,783	7,524,887
Tangible book value per common share (non-GAAP)	$23.66	$23.00	$23.66	$23.00

	As of September 30,		As of September 30,
	2024	2023	2024	2023
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$226,051	$213,743	$226,051	$213,743
Less: intangible assets	(18,881)	(13,373)	(18,881)	(13,373)
Total tangible stockholders equity (non-GAAP)	207,170	200,370	207,170	200,370

	As of September 30,		As of September 30,
	2024	2023	2024	2023
Total tangible assets
Total assets (GAAP)	$2,224,599	$2,021,491	$2,224,599	$2,021,491
Less: intangible assets	(18,881)	(13,373)	(18,881)	(13,373)
Total tangible assets (non-GAAP)	2,205,718	2,008,118	2,205,718	2,008,118

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$225,645	$213,247	$223,654	$207,647
Less: average intangible assets	(17,738)	(12,841)	(16,405)	(11,345)
Total average tangible stockholders' equity (non-GAAP)	207,907	200,406	207,249	196,302

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
Average tangible assets
Total average assets (GAAP)	$2,126,128	$1,929,490	$2,084,859	$1,909,432
Less: average intangible assets	(17,738)	(12,841)	(16,405)	(11,345)
Total average tangible assets (non-GAAP)	2,108,390	1,916,649	2,068,454	1,898,087